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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



                Date of Report: October 28, 1998
               (Date of earliest event reported)



                   COCA-COLA ENTERPRISES INC.
     (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


        2500 Windy Ridge Parkway, Atlanta, Georgia 30339
  (Address of principal executive offices, including zip code)



                         (770) 989-3000
      (Registrant's telephone number, including area code)















                                                         Page 1 of 22 pages


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     Item 7.  Financial Statements and Exhibits.
     -------  -----------------------------------

          (c)  Exhibits

         1.01  Terms Agreement dated as of October 28, 1998
               relating to the offer and sale of $400,000,000 principal amount of the 5.75% Notes Due 2008 (the
               "Notes").

         1.02  Terms Agreement dated as of October 29, 1998
               relating to the offer and sale of $200,000,000 principal amount of the Notes.

         4.01  Form of the Notes.













































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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCA-COLA ENTERPRISES INC.
                                      (Registrant)

                                   /S/ LOWRY F. KLINE
                              By:------------------------------
                              Name:   Lowry F. Kline
                              Title:  Executive Vice President
                                      and General Counsel

Date: February 5, 1999







































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                         EXHIBIT INDEX


Exhibit No.                                            Page


1.01           Terms Agreement dated as of               5
               October 28, 1998 relating to the
               offer and sale of $400,000,000
               principal amount of the 5.75%
               Notes Due 2008 (the "Notes").

1.02           Terms Agreement dated as of               7
               October 29, 1998 relating to the
               offer and sale of $200,000,000
               principal amount of the Notes.

4.01           Form of the Notes.                        9









































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